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                         CONSENT OF INDEPENDENT AUDITORS

Board of Directors
BioLabs, Inc.

We hereby consent to the use of our report dated June 5, 2001, on the financial statements of Prion Developmental Laboratories, Inc. included in this Current Report on Form 8-K of BioLabs, Inc.


/s/ Harvey Shapiro, CPA
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Freireich & Shapiro, L.L.P.

Skokie, Illinois
June 13, 2001